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                                                                    EXHIBIT 10.4

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of ________ ___, 2002, by and among DORCHESTER MINERALS, L.P., a Delaware limited partnership (the "Company"), and the parties listed on Annex A hereto (each, a "Holder" and collectively, the "Holders");

                              W I T N E S S E T H:

     WHEREAS, the Company, Dorchester Hugoton, Ltd., Republic Royalty Company, Spinnaker Royalty Company, L.P. and certain other parties are parties to that certain Combination Agreement, dated as of December 13, 2001 (the "Combination Agreement"), pursuant to which Dorchester Hugoton, Ltd., Republic Royalty Company and Spinnaker Royalty Company, L.P. have agreed to combine their business and properties into the Company (the "Combination"); and

     WHEREAS, in connection with the Combination, the Holders will receive LP Units as the Merger Consideration;

     WHEREAS, the Company has agreed to register the LP Units as set forth herein; and

     WHEREAS, capitalized terms not defined herein have the meaning given to them in the Combination Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual terms, covenants and conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     The Company and the Holders covenant and agree as follows:

     1. Definitions. For purposes of this Agreement:

     (a) The term "Best Efforts" means a Person's reasonable best efforts in accordance with reasonable commercial practice and without the incurrence of unreasonable expense.

     (b) The term "Commission" means the Securities and Exchange Commission.

     (c) The term "Expenses" means all expenses incident to the Company's performance of or compliance with Section 2.1 or 2.2, including, without limitation, underwriting discounts and commissions, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of special counsel to the Holders selected by the Requisite Threshold, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities

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     (d) The term "Person" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or government or agency or political subdivision thereof.

     (e) The terms "register," "registered" and "registration" refer to a registration of securities effected by preparing and filing a registration statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

     (f) The term "Registrable Securities" means the LP Units received by a Holder pursuant to the Combination Agreement. As to any Registrable Security, once issued such security shall cease to be a Restricted Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it, (ii) it is sold pursuant to Rule 144 or Rule 145 (or any similar provisions then in force) under the Securities Act or in a private transaction in which the Holder's rights under this Agreement are not assigned.

     (g) The term "Requisite Threshold" means any holder or holders of an aggregate of at least fifty-one percent (51%) of all Registrable Securities.

     (h) The term "Securities Act" means the Securities Act of 1933, as amended, and the term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2. Registration.

     2.1 Registration on Request.

          (a) From time to time after six (6) months from the date of the closing of the Combination, upon the written request of the Requisite Threshold that the Company effect the registration under the Securities Act of at least twenty-five percent (25%) of the Registrable Securities held by the requesting party or parties and specifying the intended method of disposition thereof and whether or not such requested registration is to be an underwritten offering, the parties hereto agree as follows:

               (i) the Company will promptly give written notice of such requested registration to all other holders of Registrable Securities, if any; and

               (ii) promptly after the performance of any obligations imposed under clause (i) of this Section 2.1(a), and subject to the limitations set forth in Section 2.1(c) and Section 3, the Company will use its Best Efforts to effect the registration under the Securities Act of the Registrable Securities that the Company has been requested to register by the Requisite Threshold and the other holders of Registrable Securities by written request given to the Company within thirty (30) days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities) and to qualify the securities subject to such registration under the securities laws of such states as the Requisite Threshold shall reasonably request, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be

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registered and cause such registration to remain effective for a period of not less than one hundred eighty (180) days following its effective date or such shorter period as shall terminate (A) when all Registrable Securities covered by such registration statement have been sold or (B) fourteen (14) months from the date of the closing of the Combination. The Company shall not be required to qualify the securities subject to such registration in any jurisdiction where, as a result thereof, the Company would become subject to general service of process or to taxation or to qualification to do business as a foreign corporation or partnership doing business in such jurisdiction solely as a result of such qualification.

          (b) Registration Statement Form. Subject to Section 2.1(c), registrations under this Section 2.1 shall be on such appropriate registration form of the Commission as shall be reasonably selected by the Company and reasonably acceptable to the Requisite Threshold and as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for such registration.

          (c) Limitations with respect to Requested Registrations.

               (i) The Company shall have no obligation to take or continue any action to effect a requested registration under this Section 2.1 (A) after the Company has effected one (1) registration that is requested pursuant to this
Section 2.1; provided that, a registration requested pursuant to this Section
2.1 shall not be deemed to have been effected (1) unless a registration statement with respect thereto has been declared effective for a period of at least ninety (90) days, (2) if after a registration statement has become effective, such registration is terminated by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, or (3) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than as a result of the voluntary termination of such offering by the Requisite Threshold; or (B) if the Company is eligible to effect a registration statement of its securities on Form S-3 or any successor form under the Securities Act.

               (ii) Notwithstanding the foregoing, if the Company shall furnish, to the Holders requesting a registration statement pursuant to this Section 2.1, a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Managers of the Company, a postponement would be in the best interests of the Company and its partners due to a pending transaction, investigation or other event, then the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days following receipt of the request (made pursuant to Section 2.1(a) hereof) of the Requisite Threshold.

               (iii) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1 if the Requisite Threshold propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.2 below.

          (d) Selection of Underwriters. If a requested registration pursuant to this Section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company and reasonably acceptable to the Requisite Threshold.

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          (e) Priority in Requested Registrations. If a requested registration pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter(s) shall advise the Company that, in its opinion, the number of securities requested to be included in such registration exceeds the number that can be sold in such offering within a price range acceptable to the Requisite Threshold, the Company will include in such registration the number of Registrable Securities that the Company is so advised can be sold in such offering, pro-rata among the Registrable Securities requested to be included in such registration.

     2.2 Form S-3 Registration.

          (a) Once the Company is eligible to effect a registration of its securities on Form S-3 or any successor form under the Securities Act, if the Company receives the written request from the Requisite Threshold to register not less than eighty percent (80%) of the Registrable Securities, the Company shall:

               (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders;

               (ii) as soon as practicable and subject to the limitations set forth in Section 2.2(c) and Section 3, effect a shelf registration statement on form S-3 or any successor form under the Securities Act for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act to effect the registration of the Registrable Securities covered by such request and to qualify the securities subject to such registration under the securities laws of such states as the Requisite Threshold shall reasonably request as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company and cause such registration to remain effective for a period of not less than two
(2) years following its effective date or such shorter period as shall terminate when all Registrable Securities covered by such registration statement have been sold. The offering of Registrable Securities under this Section 2.2 shall be pursuant to a firm commitment underwritten offering.

          (b) Limitations with respect to Form S-3 Registration. The Company shall not be obligated to effect any such Form S-3 Registration, qualification or compliance, pursuant to this Section 2.2: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Company shall furnish, to the Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Managers of the Company, a postponement would be in the best interests of the Company and its partners due to a pending transaction, investigation or other event, then the Company shall have the right to defer such filing of the Form S-3 registration statement for a period of not more than one hundred eighty (180) days after receipt of the request of the Requisite Threshold under this Section 2.2; or (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such Form S-3 registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities as soon as practicable after receipt of the request or

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requests of the Requisite Threshold. Registrations effected pursuant to this
Section 2.2 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.1. The Company shall not be required to effect more than one (1) registration requested pursuant to this Section 2.2.

          (d) A registration requested pursuant to Section 2.2 shall not be deemed to have been effected (i) unless it has become effective and remained effective for the period specified in Section 2.2(a) or until the Registrable Securities registered under such registration statement have been sold, or (ii) if, after it has become effective, such registration is terminated by a stop order, injunction or other order of the Commission or other governmental agency or court.

          (e) Selection of Underwriters. The underwriter or underwriters of an offering pursuant to this Section 2.2 shall be selected by the Company and reasonably acceptable to the Requisite Threshold.

          (f) Priority in Form S-3 Registrations. If the managing underwriter(s) of an offering pursuant to this Section 2.2 shall advise the Company that, in its opinion, the number of securities requested to be included in such registration exceeds the number that can be sold in such offering within a price range acceptable to the Requisite Threshold, the Company will include in such registration the number of Registrable Securities that the Company is so advised can be sold in such offering, pro-rata among the Registrable Securities requested to be included in such registration.

     2.3 Termination of Registration Rights. The Holders will have no rights to request registration under this Section 2 after five (5) years from the date of the closing of the Combination.

     3. Registration Procedures.

          (a) The Company will use its Best Efforts to furnish to each Holder requesting registration pursuant to this Agreement a copy of the requisite registration statement, each amendment and supplement to such registration statement and a reasonable number of copies of the prospectus included in such registration statement (including each preliminary prospectus), as each such Holder may reasonably request in order to facilitate such Holder's disposition of its securities covered by such registration statement.

          (b) The Company will use its Best Efforts to notify the Holders requesting registration pursuant to this Agreement, at any time when a prospectus relating to the requisite registration statement is required to be delivered under the Securities Act (within the period that the Company is required to keep such registration statement effective), of the happening of any event as a result of which the prospectus included in the requisite registration statement (as then in effect) contains an untrue statement of a material fact or omits to state any material fact required to be stated in the prospectus or that is necessary to make the statements in the prospectus, in light of the circumstances then existing, not misleading. The Company will prepare (and, as soon as reasonably practicable, file) a supplement or amendment to that prospectus so that, as thereafter delivered to the purchasers of those securities covered by such registration statement, that prospectus will not contain an untrue statement of a material fact or

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omit to state any material fact required to be stated in the prospectus or that is necessary to make the statements in the prospectus, in light of the circumstances then existing, not misleading. However, if the Board of Managers of the Company determines in its good faith judgment that filing any supplement or amendment to such registration statement to keep such registration statement available for use by such Holders for resales of the securities covered by such registration statement would require the Company to disclose material information that the Company has a bona fide business purpose for preserving as confidential, then, upon the Company's notice to each Holder (the "Suspension Notice"), the Company's obligation to supplement or amend such registration statement will be suspended. That suspension will remain in effect until the Company notifies such Holders in writing that the reasons for suspending those obligations no longer exist and the Company amends or supplements such registration statement as may be required. The Company does not have the right to delay filing any supplement or amendment for more than sixty (60) consecutive days or ninety (90) days (including consecutive and non-consecutive days). As soon as a Holder receives a Suspension Notice from the Company under this
Section 3(b), that Holder will immediately discontinue disposing of securities covered by such registration statement until that Holder receives copies of the supplemented or amended prospectus referred to in this Section 3(b). At the Company's requests, each Holder will deliver to the Company all copies of the prospectus covering such securities current at the time of that request.

          (c) After receiving notice of any stop order issued or threatened by the Commission with respect to the requisite registration statement, the Company will use its Best Efforts to (i) advise the Holders and (ii) take all actions required to prevent the Commission from entering that stop order or and to remove it if it has been entered.

          (d) The Company will use its Best Efforts to cause all securities included in the requisite registration statement to be listed, by the date of the first sale of such securities pursuant to such registration statement, on the principal securities exchange that the Company's LP Units are then listed on.

          (e) Each Holder will sell its Registrable Securities registered in accordance with Section 2 in compliance the prospectus delivery requirements under the Securities Act.

          (f) The Company may require the Holders to furnish to the Company information regarding the Holders and the distribution of the securities covered by the requisite registration statement as the Company may from time to time request in writing. Each Holder will (i) notify the Company as promptly as practicable of any inaccuracy or change in information that Holder previously furnished to the Company or of the occurrence of any event that would cause any prospectus relating to such securities to (A) contain an untrue statement of a material fact regarding that Holder or its resale of such securities or (B) omit to state any material fact regarding that Holder or its resale of such securities required to be stated in that prospectus or necessary to make the statements in that prospectus not misleading in light of the circumstances then existing and (ii) promptly furnish to the Company any additional information so that the prospectus will not contain, with respect to that Holder or its distribution of such securities, an untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in that prospectus, in light of the circumstances then existing, not misleading.

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     4. Expenses. Except as set forth in Section 6, the Holders of Registrable
Securities included in any registration requested pursuant to Section 2 will pay all Expenses in connection with such registration pro-rata among the Registrable Securities requested to be included in such registration.

     5. Market-Standoff Agreement

          (a) Market-Standoff Period; Agreement. In connection with the first follow-on offering of the Company's securities by the Company for cash after the closing date of the Combination and upon request of the Company or managing underwriter(s) of such offering of the Company's securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or the managing underwriter(s), as the case may be, for such period of time (not to exceed one hundred eighty (180_ days) from the effective date of such registration as may be requested by the Company or the managing underwriter(s) and to execute an agreement reflecting the foregoing as may be requested by the managing underwriter(s) at the time of the Company's follow-on offering. The managing underwriter(s) are intended third party beneficiaries of this Section 5 and shall have the right, power and authority to enforce the provisions of this
Section 5 as though they were a party hereto.

          (b) Limitations. The obligations described in Section 5(a) shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

          (c) Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder.

          (d) Transferees Bound. Each Holder agrees that it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 6.

     6. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers and directors of the Holder and each other Person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which any such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, or any post-effective amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of the registration statement and not corrected in the

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final prospectus, or contained in the final prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse any such Person for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or expense; provided, however, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any such untrue statement or omission or alleged untrue statement or omission which has been made in said registration statement, preliminary prospectus, prospectus or amendment or supplement or omitted therefrom in reliance upon and in conformity with information furnished in writing to the Company by the Holder specifically for use in the preparation thereof.

          (b) To the extent permitted by law, the Holder will indemnify and hold harmless the (i) Company, (ii) the Company's general partner and the general partner of the Company's general partner (collectively, the "GP Entities"),
(iii) each of the managers or directors of the Company or the GP Entities, (iv) each of the Company's or the GP Entities' officers who has signed the registration statement and (v) each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any losses, claims, damages, liabilities or expenses, joint or several, to which the Company or any such Person, may become subject under the Securities Act or otherwise, and will reimburse the Company or any such Person for any legal or other expenses reasonably incurred by the Company or such Person in connection with investigating or defending any such loss, claim, damage, liability or expense, but only insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission of a material fact referred to in clause (i) or (ii) of Section 6(a) hereof, in each case to the extent (and only to the extent) that such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of the Holder specifically for use in connection with such registration.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to so notify an indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under

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this Section 6, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.

          (d) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     7. Reports Under Exchange Act. With a view to making available to the Holder the benefits of Rule 144 and Rule 145 under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration, the Company agrees to:

          (a) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder; and

          (b) furnish to the Holder such information as may be reasonably requested in availing the Holder of any rule or regulation of the Commission that permits the sale of any securities without registration.

     8. Assignment of Registration Rights. The right to cause the Company to register Registrable Securities pursuant to this Agreement may not be assigned, in whole or in part, by the Holder without the prior written consent of the Company.

     9. Condition to the Obligation of the Parties. The effectiveness of this Agreement and the respective obligations of each party to effect the transactions contemplated by this

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Agreement shall be subject to the fulfillment of the condition that the
Combination shall have been consummated in accordance with the terms of the Combination Agreement.

     10. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed to have been duly given or made if (i) delivered personally, (b) expedited delivery service or (c) certified or registered mail, postage prepaid. Any such notice shall be deemed given upon its receipt at the following address:

          (a)  If to a Holder, initially at

               c/o Energy Trust, LLC
               551 Fifth Avenue, 37th Floor
               New York, New York  10176
               Fax: ___________________

     and thereafter at such other address, notice of which is given to the Company in accordance with this Section 10; and

          (b)  If to the Company, initially at

               Dorchester Minerals, L.P.
               c/o Dorchester Minerals Management GP LLC
               3738 Oak Lawn Avenue, Suite 300
               Dallas, Texas  75219
               Attention: William Casey McManemin
               Fax: (214) 559-0301

     and thereafter at such other address, notice of which is given in accordance with this Section 10.

     11. Counterparts. This Agreement may be executed in two or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     12. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. No provision of this Agreement will be construed as the basis for any liability of the Company in connection with the Combination Agreement or any of the transactions contemplated thereby (other than the registration of the Registrable Securities pursuant to this Agreement).

     13. Governing Law; Jurisdiction. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW REQUIRING THE APPLICATION OF THE LAW OF ANOTHER STATE, EXCEPT TO THE EXTENT THE DGCL EXPRESSLY APPLIES TO A PARTICULAR MATTER EACH OF THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY

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CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF
TEXAS AND OF THE UNITED STATES OF AMERICA LOCATED IN TEXAS (THE "TEXAS COURTS"), FOR ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE TEXAS COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY TEXAS COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCOVENIENT FORUM.

     14. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof (which may be generally or in a particular instance and either retroactively or prospectively) may not be given, except pursuant to a writing signed by the Company and the holders of at least a majority of the Registrable Securities.

                            [Signature page follows]

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

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                              Company:

                                   Dorchester Minerals, L.P.

                                   By:  Dorchester Minerals Management LP, its
                                        general partner

                                   By:  Dorchester Minerals Management GP LLC,
                                        its general partner

                                   By:__________________________________________
                                        William Casey McManemin, Chief Executive
                                        Officer

                              Holders:

                              Boston Safe Deposit and Trust Company, as Trustee for the Lucent Technologies, Inc. Master Pension Trust


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                              State Street Bank and Trust Company, as Trustee for the AT&T Master Pension Trust


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                              Harris Savings and Trust Bank, as Trustee for the Delta Airlines Master Trust


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                              The Chase Manhattan Bank, as Trustee for the
                              Boeing Company Employee Retirement Plans Master Trust


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                              Mellon Bank, N.A., as Trustee for the Bell
                              Atlantic Master Trust


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                              Boston Safe Deposit and Trust Company, as Trustee for the Kodak Retirement Income Plan Trust


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                              Boston Safe Deposit and Trust Company, as Trustee for the Eastman Retirement Assistance Plan Trust


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                     ANNEX A

                                 List of Holders

Boston Safe Deposit and Trust Company, as Trustee for the Lucent Technologies, Inc. Master Pension Trust

State Street Bank and Trust Company, as Trustee for the AT&T Master Pension
Trust

Harris Savings and Trust Bank, as Trustee for the Delta Airlines Master Trust

The Chase Manhattan Bank, as Trustee for the Boeing Company Employee Retirement Plans Master Trust

Mellon Bank, N.A., as Trustee for the Bell Atlantic Master Trust

Boston Safe Deposit and Trust Company, as Trustee for the Kodak Retirement Income Plan Trust

Boston Safe Deposit and Trust Company, as Trustee for the Eastman Retirement Assistance Plan Trust